UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22707

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2015. The net asset value (NAV) at that date was $25.64 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $23.00.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2015
Cohen & Steers Limited Duration Preferred and Income Fund at NAV[a]	3.74%
Cohen & Steers Limited Duration Preferred and Income Fund at Market Value[a]	5.54%
BofA Merrill Lynch U.S. Capital Securities Index[b]	1.94%
Blended Benchmark—75% BofA Merrill Lynch U.S. Capital Securities Index/25% BofA Merrill Lynch 7% Constrained Adjustable Rate Preferred Securities Index[b]	2.42%
Barclays Capital U.S. Aggregate Bond Index[b]	–0.10%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The BofA Merrill Lynch U.S. Capital Securities Index is a subset of the BofA Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The BofA Merrill Lynch 7% Constrained Adjustable Rate Preferred Securities Index tracks the performance of U.S. dollar denominated investment-grade floating-rate preferred securities publicly issued in the U.S. domestic market, but with issuer exposure capped at 7%. The Barclays Capital U.S. Aggregate Bond Index is a broad-market measure of the U.S. dollar-denominated investment-grade fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund's portfolio. The Fund's benchmarks do not include below-investment grade securities.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Preferred securities had positive total returns in the first six months of 2015, despite a general rise in bond yields over the full period that hindered Treasury securities and investment-grade debt. Nearly all fixed income classes performed well in the first half of the period, with gains spurred in part by quantitative easing by the European Central Bank, which sent regional yields to record lows and influenced yields globally, including in the U.S. In the latter half of the period yields in the U.S. and Europe headed back up, amid signs of improving economic conditions. A somewhat better economic outlook following a slower first quarter in the U.S. also increased the possibility of a Federal Reserve interest-rate hike in 2015.

In this environment, longer-dated and high-quality securities struggled, while credit-sensitive securities had generally positive returns. Nevertheless, within preferreds, securities in the exchange-traded market somewhat outperformed preferreds traded over the counter (OTC), despite the average shorter duration of OTC preferreds. This partly reflected tighter supply conditions in the exchange-traded market, with relatively little new issuance in the period as well as some large issuer redemptions.

Preferred securities issued by banks outperformed the wider preferred market. Large U.S. banks reported solid first-quarter earnings, with the best results seen in the past several years, cheering equity and credit investors. In addition to improvements in trading activity, loan growth, and balance sheets, sentiment toward banks was helped by good cost controls and the prospect of loan resets (based on short-term rates) improving bank net interest margins and overall profitability. Also worth noting is that banks continue to put elevated litigation and penalty expenses behind them.

The performance for the broad banking sector also reflected gains from contingent capital securities (CoCos), which may be classified as debt or preferred securities depending on their place in the capital structure. CoCos have been issued so far primarily by European banks. Demand for the above-average income these securities offer has remained strong, easily absorbing new supply, which itself slowed as the period progressed amid the increased volatility in regional yields.

Preferreds issued by real estate investment trusts (REITs) posted gains for the period. Good and improving real estate fundamentals continued to enhance REITs' financial profiles, while favorable technical factors—low new supply of REIT preferreds combined with steady demand—also supported the group's performance.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Fund Performance

The Fund had a gain in the period and outperformed its blended benchmark on both a NAV and market price basis. Security selection in the banking sector was the primary contributor to relative performance, with positive returns from our overweight and out-of-index positions in certain U.S. and European banks, including CoCos. Our out-of-benchmark allocation to REIT preferreds also aided performance. Factors that detracted from performance included our out-of-index position in a long-dated telecommunications issue that declined.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a significant portion of the floating rate for a fixed rate. During the six-month period ended June 30, 2015, the Fund's use of swaps detracted from the Fund's performance.

The Fund also used derivatives in the form of forward foreign currency exchange contracts in order to manage currency risk on certain Fund positions denominated in foreign currencies. These contracts did not have a material effect on the Fund's performance for the six-month period ended June 30, 2015.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund's performance for the six-month period ended June 30, 2015.

Investment Outlook

We believe preferreds remain well positioned relative to other credit sectors, offering securities with high income rates and even tax-advantaged dividend income for U.S. buyers. As well, strong and improving credit fundamentals of many issuers, notably banks, provide potential for further narrowing in credit spreads.

We anticipate continued job growth and wage gains are likely to induce the Federal Reserve to increase interest rates late in the year, diminishing its extraordinarily accommodative stance. While yields on longer-maturity Treasuries may rise somewhat as global growth improves, we nonetheless expect yields to be capped by the global environment. We expect only a gradual rise in inflation and a somewhat uneven global economic expansion, with Europe improving but China showing signs of more sluggish growth. In this light, low global yields are likely to continue to exert influence on Treasuries. Absolute yields offered by foreign sovereign bonds remain very low, and many shorter-maturity European sovereigns now offer negative rates of return, making U.S. bond markets attractive to foreign investors.

Over the intermediate term, Treasury yields may see some upward pressure as the U.S. economy accelerates from a lackluster first quarter and labor markets continue to tighten. As these trends unfold, we believe the high income rates offered by preferred securities may help protect investors from a

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

total-return perspective should prices be negatively impacted by higher demanded bond yields. We continue to favor higher-income securities with wide credit spreads and lower-duration fixed-to-float structures with significant amounts of call protection, which have the potential to perform well in most interest-rate environments.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

WILLIAM F. SCAPELL	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2015, leverage represented 30% of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that the Fund's borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligations to fixed rate obligations for the term of the swap agreements). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	30%
% Fixed Rate	90%
% Variable Rate	10%
Weighted Average Fixed Rate on Swaps	1.2%
Weighted Average Term on Swaps	3.4 years
Current Rate on Debt	1.0%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2015. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

June 30, 2015

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Southern California Edison Co., 4.13%, Series D (FRN)	$41,370,611	3.9
General Electric Capital Corp., 7.125%, Series A	37,191,000	3.5
US Bancorp, 3.50%, Series A, (FRN)	27,853,718	2.6
HSBC USA, 3.50%, Series F (FRN)	19,550,742	1.9
Wells Fargo & Co., 7.98%, Series K	19,204,500	1.8
Goldman Sachs Capital II, 4.00%, (FRN)	18,763,046	1.8
Aquarius + Investments PLC, 8.25% (Switzerland)	18,445,000	1.7
Aegon NV, 2.619%, (FRN) (Netherlands)	18,110,055	1.7
Bank of America Corp., 6.50%, Series Z	17,239,055	1.6
Mellon Capital IV, 4.00%, Series 1 (FRN)	16,444,012	1.6

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2015 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	29.5%
BANKS	10.0%
Ally Financial, 8.50%, Series A		81,647	$2,159,563
Bank of America Corp., 6.50%, Series Ya		100,000	2,523,000
Citigroup, 6.875%, Series Ka		222,375	5,928,518
Farm Credit Bank of Texas, 6.75%, 144Ab		67,500	7,001,019
Fifth Third Bancorp, 6.625%, Series Ia		228,046	6,430,897
GMAC Capital Trust I, 8.125%, due 2/15/40, Series II (TruPS)[a]		200,000	5,196,000
HSBC USA, 3.50%, Series F (FRN)[a]		872,801	19,550,742
HSBC USA, 4.00%, Series G (FRN)[a]		278,498	6,608,758
PrivateBancorp, 7.125%, due 10/30/42[a]		200,100	5,308,653
Regions Financial Corp., 6.375%, Series Ba		261,200	6,715,452
Zions Bancorp, 7.90%, Series Fa		144,694	4,019,599
Zions Bancorp, 6.30%, Series Ga		80,078	2,090,837
			73,533,038
BANKS—FOREIGN	1.1%
Barclays Bank PLC, 8.125%, Series V (United Kingdom)[a]		50,000	1,300,000
RBS Capital Funding Trust VII, 6.08%, Series Ga (United Kingdom)		279,384	6,825,351
			8,125,351
FINANCE—INVESTMENT BANKER/BROKER	4.4%
Goldman Sachs Group, 6.375%, Series Ka		57,187	1,485,147
Morgan Stanley, 6.875%[a]		603,012	16,088,360
Morgan Stanley, 4.00%, Series A (FRN)[a]		246,641	5,103,002
Morgan Stanley, 6.375%, Series Ia		385,913	9,825,345
			32,501,854
INDUSTRIALS—CHEMICALS	2.5%
CHS, 6.75%[a]		333,191	8,469,715
CHS, 7.10%, Series IIa		377,802	9,894,635
			18,364,350
INSURANCE	5.1%
LIFE/HEALTH INSURANCE	1.7%
MetLife, 4.00%, Series A (FRN)[a]		526,431	12,823,859

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
LIFE/HEALTH INSURANCE—FOREIGN	0.5%
Aegon NV, 4.00%, Series I (FRN) (Netherlands)		159,074	$3,848,000
MULTI-LINE	1.0%
Hartford Financial Services Group, 7.875%, due 4/15/42[a]		240,000	7,137,600
REINSURANCE	1.1%
Reinsurance Group of America, 6.20%, due 9/15/42[a]		287,951	7,840,906
REINSURANCE—FOREIGN	0.8%
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)[a]		140,023	3,528,579
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)[a]		105,099	2,746,237
			6,274,816
TOTAL INSURANCE			37,925,181
PIPELINES	0.3%
NuStar Logistics LP, 7.625%, due 1/15/43[a]		87,632	2,322,248
REAL ESTATE	4.9%
DIVERSIFIED	2.1%
Colony Financial, 8.50%, Series Aa		240,000	6,206,400
NorthStar Realty Finance Corp., 8.50%, Series Da		134,475	3,351,117
Retail Properties of America, 7.00%[a]		99,400	2,627,142
Urstadt Biddle Properties, 7.125%, Series Fa		128,484	3,373,990
			15,558,649
HOTEL	1.1%
Summit Hotel Properties, 7.125%[c]		115,500	2,991,450
Summit Hotel Properties, 7.875%, Series Bc		186,650	4,992,887
			7,984,337
OFFICE	1.4%
American Realty Capital Properties, 6.70%, Series Fa		327,627	7,866,324
Corporate Office Properties Trust, 7.375%, Series La		90,866	2,389,776
			10,256,100
RESIDENTIAL—MANUFACTURED HOME	0.3%
Sun Communities, 7.125%, Series Aa		100,000	2,601,000
TOTAL REAL ESTATE			36,400,086

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
TRANSPORT—MARINE—FOREIGN	0.7%
Seaspan Corp., 6.375%, due 4/30/19 (Hong Kong)[a]		102,711	$2,593,453
Seaspan Corp., 9.50%, Series C (Hong Kong)[a]		102,108	2,637,449
			5,230,902
UTILITIES	0.5%
SCE Trust III, 5.75%[a]		135,150	3,597,693
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$210,749,099)			218,000,703
PREFERRED SECURITIES—CAPITAL SECURITIES	108.1%
BANKS	32.8%
AgriBank FCB, 6.875%[a]		65,000	6,845,312
Ally Financial, 7.00%, Series G, 144Ab		2,502	2,540,703
BAC Capital Trust XIV, 4.00%, Series G, (FRN)		16,930,000	13,501,675
Bank of America Corp., 6.10%, Series AA		5,847,000	5,781,221
Bank of America Corp., 8.125%, Series M		9,500,000	10,093,750
Bank of America Corp., 6.50%, Series Z		16,636,000	17,239,055
Citigroup, 5.875%, Series O		7,750,000	7,776,737
Citigroup, 5.95%, Series P		5,300,000	5,122,185
Citizens Financial Group, 5.50%, 144Ab		2,854,000	2,780,866
CoBank ACB, 6.25%, 144Aa,b		117,000	12,054,662
CoBank ACB, 6.125%, Series Ga		32,250	3,009,328
Goldman Sachs Capital II, 4.00%, (FRN)		24,567,000	18,763,046
Goldman Sachs Group/The, 5.375%, Series M		7,190,000	7,111,989
JPMorgan Chase & Co., 7.90%, Series I		7,200,000	7,624,800
JPMorgan Chase & Co., 6.75%, Series S		10,400,000	11,124,672
JPMorgan Chase & Co., 6.10%, Series X		4,900,000	4,923,275
JPMorgan Chase & Co., 5.30%, Series Z		7,000,000	6,965,700
Mellon Capital IV, 4.00%, Series 1 (FRN)		20,115,000	16,444,012
US Bancorp, 3.50%, Series A (FRN)[a]		34,051	27,853,718
USB Capital IX, 3.50%, (FRN)		8,878,000	7,339,887
Wachovia Capital Trust III, 5.57%, (FRN)		5,000,000	4,950,000
Wells Fargo & Co., 7.98%, Series K		17,700,000	19,204,500
Wells Fargo & Co., 5.90%, Series S		5,946,000	5,975,730
Wells Fargo & Co., 5.875%, Series U		6,850,000	7,021,593
Zions Bancorp, 7.20%, Series J		5,490,000	5,846,850
Zions Bancorporation, 5.65%, due 11/15/23		4,250,000	4,401,406
			242,296,672

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
BANKS—FOREIGN	29.6%
Baggot Securities Ltd., 10.24%, 144A (EUR) (Ireland)[a,b]		1,161,000	$1,338,218
Banco Bilbao Vizcaya Argentaria SA, 6.75%, (EUR) (Spain)[a]		4,400,000	4,889,773
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)[a]		5,400,000	5,818,500
Banco Bradesco SA/Cayman, 5.75%, due 3/1/22, 144A (Brazil)[b]		4,000,000	4,205,000
Bank of Ireland, 7.375%, (EUR) (Ireland)		4,200,000	4,667,151
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)		4,800,000	5,475,240
Barclays PLC, 8.00% (United Kingdom) (EUR)[a]		2,700,000	3,205,750
Barclays PLC, 8.25% (United Kingdom)		7,695,000	8,141,002
BBVA Bancomer SA Texas, 6.75%, due 9/30/22, 144A (Mexico)[b]		5,000,000	5,518,750
BNP Paribas, 7.195%, 144A (France)[b]		8,900,000	10,524,250
Credit Agricole SA, 7.875%, 144A (France)[b]		4,261,000	4,393,700
Credit Suisse AG, 6.50%, due 8/8/23, 144A (Switzerland)[b]		4,500,000	4,932,500
Credit Suisse Group AG, 7.50%, 144A (Switzerland)[b]		5,863,000	6,122,473
Deutsche Bank AG, 7.50% (Germany)		9,200,000	9,188,500
Deutsche Bank Capital Trust IV, 4.589% (Germany)		6,000,000	5,955,000
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[b]		6,530,280	8,171,013
HBOS Capital Funding LP, 6.85% (United Kingdom)		6,350,000	6,497,091
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)[b]		5,395,000	8,240,863
HSBC Holdings PLC, 6.375% (United Kingdom)		6,700,000	6,725,125
HSBC Holdings PLC, 6.375% (United Kingdom)		6,600,000	6,649,500
Industrial & Commercial Bank of China Ltd., 6.00%, 144A (China)[b]		2,750,000	2,847,763
Itau Unibanco Holding SA/Cayman Island, 5.50%, due 8/6/22, 144A (Brazil)[b]		4,600,000	4,650,600
Itau Unibanco Holding SA/Cayman Island, 6.20%, due 12/21/21, 144A (Brazil)[b]		3,000,000	3,185,250
Lloyds Banking Group PLC, 7.50% (United Kingdom)		12,850,000	13,267,625

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
Nationwide Building Society, 10.25%, (GBP) (United Kingdom)[a]		7,080,000	$14,276,117
Rabobank Nederland, 8.40% (Netherlands)[a]		7,500,000	8,121,765
Rabobank Nederland, 11.00%, 144A (Netherlands)[b]		4,000,000	5,085,000
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)		8,427,000	10,533,750
Royal Bank of Scotland PLC, 9.50%, due 3/16/22 (United Kingdom)[a]		5,000,000	5,526,370
Santander UK Group Holdings PLC, 7.375%, (GBP) (United Kingdom)		2,900,000	4,544,153
Societe Generale SA, 8.875% (France) (GBP)[a]		1,750,000	3,091,336
Standard Chartered PLC, 6.50%, 144A (United Kingdom)[b]		7,000,000	7,067,389
UBS AG, 7.625%, due 8/17/22 (Switzerland)		6,700,000	7,863,435
UBS Group AG, 7.00% (Switzerland)[a]		4,000,000	4,070,000
UBS Group AG, 7.125% (Switzerland)[a]		3,900,000	4,067,115
			218,857,067
ELECTRIC—INTEGRATED	5.6%
Southern California Edison Co., 4.13%, Series D (FRN)[a]		408,851	41,370,611
FINANCE—DIVERSIFIED FINANCIAL SERVICES	6.3%
Depository Trust & Clearing Corp/The, 4.875%, Series C, 144Ab		4,750,000	4,738,125
General Electric Capital Corp., 7.125%, Series Ad		32,200,000	37,191,000
State Street Corp., 5.25%, Series F		4,802,000	4,832,013
			46,761,138
INSURANCE	27.9%
LIFE/HEALTH INSURANCE	4.4%
MetLife, 5.25%, Series C		5,510,000	5,475,562
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Ab		9,000,000	11,326,500
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Ab		4,300,000	6,052,250
Principal Financial Group, 4.70%, due 5/15/55		5,300,000	5,286,750
Prudential Financial, 5.375%, due 5/15/45		4,082,000	4,030,975
			32,172,037

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
LIFE/HEALTH INSURANCE—FOREIGN	8.8%
Aegon NV, 2.619%, ($100 Par Value) (FRN) (Netherlands)[a]		20,985,000	$18,110,055
CNP Assurances, 3.167%, (FRN) (France)[a]		5,000,000	5,211,922
Dai-ichi Life Insurance Co. Ltd., 5.10%, 144A (Japan)[b]		6,900,000	7,314,000
La Mondiale Vie, 7.625% (France)[a]		13,250,000	14,390,348
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (Japan)[b]		8,200,000	8,620,250
Sumitomo Life Insurance Co., 6.50%, due 9/20/73, 144A (Japan)[b]		9,800,000	11,135,250
			64,781,825
MULTI-LINE	1.6%
American International Group, 8.175%, due 5/15/68, (FRN)[a]		6,750,000	8,953,875
Nationwide Mutual Insurance Co., 2.576%, due 12/15/24, 144Ab		3,125,000	3,131,237
			12,085,112
MULTI-LINE—FOREIGN	3.5%
Aviva PLC, 8.25% (United Kingdom)[a]		6,600,000	7,220,261
AXA SA, 0.537%, (FRN) (EUR) (France)[a]		5,000,000	4,283,810
AXA SA, 6.463%, 144A (France)[a,b]		10,902,000	11,147,295
ING Capital Funding Trust III, 3.882%, (FRN) (Netherlands)		3,329,000	3,308,194
			25,959,560
PROPERTY CASUALTY	2.4%
Liberty Mutual Group, 7.00%, due 3/15/37, 144Ab		6,575,000	6,755,813
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ab		9,503,000	11,284,812
TOTAL PROPERTY CASUALTY			18,040,625

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
PROPERTY CASUALTY—FOREIGN	4.7%
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)[b]		9,000,000	$10,518,750
QBE Capital Funding III Ltd., 7.25%, due 5/24/41, 144A (Australia)[b]		12,000,000	13,317,168
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)[a]		4,005,000	4,225,275
RL Finance Bonds No. 2 PLC, 6.125%, due 11/30/43, (GBP) (United Kingdom)[a]		4,000,000	6,624,069
			34,685,262
REINSURANCE—FOREIGN	2.5%
Aquarius + Investments PLC, 8.25% (Switzerland)[a]		17,000,000	18,445,000
TOTAL INSURANCE			206,169,421
INTEGRATED TELECOMMUNICATIONS SERVICES	0.8%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[a,b]		4,622	5,712,503
PIPELINES	0.9%
Enterprise Products Operating LLC, 7.034%, due 1/15/68, Series B		4,000,000	4,310,000
Transcanada Trust, 5.625%, due 5/20/75 (Canada)		2,770,000	2,807,639
			7,117,639
UTILITIES	4.2%
ELECTRIC UTILITIES	0.7%
FPL Group Capital, 7.30%, due 9/1/67, Series D		5,000,000	5,193,200
ELECTRIC UTILITIES—FOREIGN	1.6%
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[b]		10,232,000	11,779,590
MULTI-UTILITIES	1.9%
Dominion Resources, 5.75%, due 10/1/54		7,873,000	8,227,136
Dominion Resources, 2.582%, due 9/30/66, (FRN)		6,208,000	5,613,565
			13,840,701
TOTAL UTILITIES			30,813,491
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$760,200,064)			799,098,542

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS	1.9%
INSURANCE-PROPERTY CASUALTY	0.4%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ab		$2,100,000	$2,575,308
INTEGRATED TELECOMMUNICATIONS SERVICES	1.5%
Frontier Communications Corp., 9.00%, due 8/15/31		12,500,000	11,437,500
TOTAL CORPORATE BONDS (Identified cost—$15,018,592)			14,012,808
		Number of Shares
SHORT-TERM INVESTMENTS	0.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[e]		3,200,000	3,200,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,200,000)			3,200,000
TOTAL INVESTMENTS (Identified cost—$989,167,755)	139.9%		1,034,312,053
LIABILITIES IN EXCESS OF OTHER ASSETS	(39.9)		(295,143,656)
NET ASSETS (Equivalent to $25.64 per share based on 28,830,580 shares of common stock outstanding)	100.0%		$739,168,397

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's revolving credit agreement. $449,163,070 in aggregate has been pledged as collateral.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 30.6% of the net assets of the Fund, of which 0.0% are illiquid.

c  A portion of the security is segregated as collateral for interest rate swap transactions. $789,750 in aggregate has been segregated as collateral.

d  A portion of the security is segregated as collateral for open forward foreign currency exchange contracts. $4,042,500 in aggregate has been segregated as collateral.

e  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

Interest rate swaps outstanding at June 30, 2015 were as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate (resets monthly) Receivable[a]	Termination Date	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$94,500,000	0.914%	0.184%	December 1, 2017	$(55,578)
Bank of America, N.A.	94,500,000	1.164%	0.184%	December 1, 2018	136,698
BNP Paribas	94,500,000	1.395%	0.184%	December 1, 2019	262,978
					$344,098

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2015.

Forward foreign currency exchange contracts outstanding at June 30, 2015 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	17,157,432	USD	18,819,472	7/2/15	$(308,483)
Brown Brothers Harriman	EUR	3,006,153	USD	3,387,544	7/2/15	36,135
Brown Brothers Harriman	GBP	15,536,153	USD	23,704,705	7/2/15	(706,474)
Brown Brothers Harriman	GBP	2,270,451	USD	3,459,600	7/2/15	(107,846)
Brown Brothers Harriman	USD	27,998,926	GBP	17,806,604	7/2/15	(20,302)
Brown Brothers Harriman	USD	22,461,830	EUR	20,163,585	7/2/15	17,534
Brown Brothers Harriman	EUR	21,167,157	USD	23,587,262	8/4/15	(21,017)
Brown Brothers Harriman	GBP	18,168,857	USD	28,559,299	8/4/15	17,874
						$(1,092,579)

Glossary of Portfolio Abbreviations

EUR  Euro Currency

FRN  Floating Rate Note

GBP  Great British Pound

TruPS  Trust Preferred Securities

USD  United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$989,167,755)	$1,034,312,053
Cash	3,565,910
Foreign currency, at value (Identified cost—$570,654)	570,128
Unrealized appreciation on interest rate swap transactions	399,676
Receivable for:
Dividends and interest	10,752,953
Investment securities sold	9,069,749
Unrealized appreciation on forward foreign currency exchange contracts	71,543
Other assets	122,885
Total Assets	1,058,864,897
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	55,578
Unrealized depreciation on forward foreign currency exchange contracts	1,164,122
Payable for:
Revolving credit agreement	315,000,000
Investment securities purchased	2,124,549
Investment advisory fees	611,024
Dividends declared	336,098
Interest expense	258,756
Administration fees	43,645
Directors' fees	238
Other liabilities	102,490
Total Liabilities	319,696,500
NET ASSETS	$739,168,397
NET ASSETS consist of:
Paid-in capital	$684,644,336
Dividends in excess of net investment income	(2,422,782)
Accumulated undistributed net realized gain	12,541,015
Net unrealized appreciation	44,405,828
$739,168,397
NET ASSET VALUE PER SHARE:
($739,168,397 ÷ 28,830,580 shares outstanding)	$25.64
MARKET PRICE PER SHARE	$23.00
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(10.30)%

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Interest income	$20,582,578
Dividend income	9,842,388
Total Investment Income	30,424,966
Expenses:
Investment advisory fees	3,705,232
Interest expense	1,548,502
Administration fees	342,433
Line of credit fees	126,700
Professional fees	50,087
Custodian fees and expenses	47,967
Shareholder reporting expenses	37,317
Directors' fees and expenses	23,059
Transfer agent fees and expenses	10,418
Registration and filing fees	4,557
Miscellaneous	35,161
Total Expenses	5,931,433
Net Investment Income	24,493,533
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,613,176
Foreign currency transactions	2,720,760
Interest rate swap transactions	(1,413,901)
Net realized gain	6,920,035
Net change in unrealized appreciation (depreciation) on:
Investments	(2,827,788)
Foreign currency translations	(1,589,394)
Interest rate swap transactions	(1,748,340)
Net change in unrealized appreciation (depreciation)	(6,165,522)
Net realized and unrealized gain	754,513
Net Increase in Net Assets Resulting from Operations	$25,248,046

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
Change in Net Assets:
From Operations:
Net investment income	$24,493,533	$51,059,394
Net realized gain	6,920,035	18,990,705
Net change in unrealized appreciation (depreciation)	(6,165,522)	10,700,719
Net increase in net assets resulting from operations	25,248,046	80,750,818
Dividends and Distributions to Shareholders from:
Net investment income	(26,985,423)	(47,656,331)
Net realized gain	—	(14,963,689)
Total dividends and distributions to shareholders	(26,985,423)	(62,620,020)
Total increase (decrease) in net assets	(1,737,377)	18,130,798
Net Assets:
Beginning of period	740,905,774	722,774,976
End of period[a]	$739,168,397	$740,905,774

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $2,422,782 and $69,108, respectively.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2015 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$25,248,046
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(201,408,935)
Net purchases, sales and maturities of short-term investments	7,900,000
Net amortization of premium	1,142,831
Proceeds from sales and maturities of long-term investments	194,740,926
Net increase in dividends and interest receivable and other assets	(358,453)
Net decrease in interest expense payable, accrued expenses and other liabilities	(93,839)
Net change in unrealized depreciation on investments	2,827,788
Net change in unrealized depreciation on interest rate swap transactions	1,748,340
Net change in unrealized depreciation on forward foreign currency exchange contracts	1,648,861
Net realized gain on investments	(5,613,176)
Cash provided by operating activities	27,782,389
Cash Flows from Financing Activities:
Dividends and distributions paid	(35,606,666)
Decrease in cash	(7,824,277)
Cash at beginning of period	11,960,315
Cash at end of period (including foreign currency)	$4,136,038

Supplemental Disclosure of Cash Flow Information:

During the six months ended June 30, 2015, interest paid was $1,544,708.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,		For the Period July 27, 2012[a] through
Per Share Operating Performance:	June 30, 2015	2014	2013	December 31, 2012
Net asset value, beginning of period	$25.70	$25.07	$25.37	$23.88
Income (loss) from investment operations:
Net investment income[b]	0.85	1.77	1.79	0.59 [c]
Net realized and unrealized gain (loss)	0.03	1.03	(0.20)	1.63
Total from investment operations	0.88	2.80	1.59	2.22
Less dividends and distributions to shareholders from:
Net investment income	(0.94)	(1.65)	(1.83)	(0.67)
Net realized gain	—	(0.52)	(0.03)	(0.01)
Return of capital	—	—	(0.04)	—
Total dividends and distributions to shareholders	(0.94)	(2.17)	(1.90)	(0.68)
Offering costs charged to paid-in capital	—	—	—	(0.05)
Anti-dilutive effect from the issuance of reinvested shares	—	—	0.00 [d]	0.00 [d]
Anti-dilutive effect from the repurchase of shares	—	—	0.01	—
Net increase (decrease) in net asset value	(0.06)	0.63	(0.30)	1.49
Net asset value, end of period	$25.64	$25.70	$25.07	$25.37
Market value, end of period	$23.00	$22.66	$22.62	$25.04
Total net asset value return[e]	3.74%[f]	12.13%	6.80%	9.14%[f]
Total market value return[e]	5.54%[f]	9.57%	–2.37%	2.89%[f]

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,		For the Period July 27, 2012[a] through
Ratios/Supplemental Data:	June 30, 2015	2014	2013	December 31, 2012
Net assets, end of period (in millions)	$739.2	$740.9	$722.8	$734.5
Ratio of expenses to average daily net assets	1.59%[g]	1.57%	1.62%	1.39%[g]
Ratio of expenses to average daily net assets (excluding interest expense)	1.17%[g]	1.14%	1.16%	1.09%[g]
Ratio of net investment income to average daily net assets	6.56%[g]	6.72%	6.98%	5.57%[g]
Ratio of expenses to average daily managed assets[h]	1.12%[g]	1.11%	1.13%	1.09%[g]
Portfolio turnover rate	19%[f]	47%	40%	23%[f]
Revolving Credit Agreement
Asset coverage ratio for revolving credit agreement	335%	335%	329%	333%
Asset coverage per $1,000 for revolving credit agreement	$3,347	$3,352	$3,295	$3,332

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  10.5% of gross income was attributable to dividends paid by GMAC Capital Trust I.

d  Amount is less than $0.005.

e  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

f  Not annualized.

g  Annualized.

h  Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on May 1, 2012 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management (the investment advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. Interest rate swaps are valued utilizing quotes received from an outside pricing service. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2015.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities— $25 Par Value: Banks	$73,533,038	$66,532,019	$7,001,019	$—
Other Industries	144,467,665	144,467,665	—	—
Preferred Securities— Capital Securities:
Banks	242,296,672	27,853,718	214,442,954	—
Other Industries	556,801,870	—	556,801,870	—
Corporate Bonds	14,012,808	—	14,012,808	—
Short-Term Investments	3,200,000	—	3,200,000	—
Total Investments[a]	$1,034,312,053	$238,853,402	$795,458,651	$—
Interest rate swaps	$399,676	$—	$399,676	$—
Forward foreign currency exchange contracts	71,543	—	71,543	—
Total Appreciation in Other Financial Instruments[a]	$471,219	$—	$471,219	$—
Interest rate swaps	$(55,578)	$—	$(55,578)	$—
Forward foreign currency exchange contracts	(1,164,122)	—	(1,164,122)	—
Total Depreciation in Other Financial Instruments[a]	$(1,219,700)	$—	$(1,219,700)	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund's shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty's agreement to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that such amount is positive.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) required the Securities and Exchange Commission and Commodity Futures Trading Commission to mandate by regulation that certain derivatives, previously traded over-the-counter, including interest rate swaps, be executed in a regulated, transparent market and settled by means of a central clearing house. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or could limit the Fund's ability to pursue its investment strategies.

During the six months ended June 30, 2015, the Fund did not enter into any centrally cleared swap contracts.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2015, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain upon final determination of the Fund's taxable income after December 31, 2015, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2015, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily managed assets of the Fund. For the six months ended June 30, 2015, the Fund incurred $264,659 in fees under

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $6,517 for the six months ended June 30, 2015.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2015, totaled $203,533,484 and $203,507,345, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2015 and the effect of derivatives held during the six months ended June 30, 2015, along with the respective location in the financial statements.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest rate swap contracts	Unrealized appreciation	$399,676	Unrealized depreciation	$55,578
Forward foreign currency exchange contracts[a]	Unrealized appreciation	71,543	Unrealized depreciation	1,164,122

a  Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Depreciation
Interest rate swap contracts	Net Realized and Unrealized Gain (Loss)	$(1,413,901)	$(1,748,340)
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	2,780,845	(1,648,861)

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund's interest rate swaps and forward foreign currency exchange contracts activity during the six months ended June 30, 2015:

	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Balance	$283,500,000	$43,937,011
Ending Notional Balance	283,500,000	52,146,561

At June 30, 2015, the Fund's derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Interest rate swap contracts	$399,676	$55,578

The following table presents the Fund's derivative assets by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund, if any, as of June 30, 2015:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets[a]
Bank of America	$136,698	$(55,578)	$—	$81,120
BNP Paribas	262,978	—	—	262,978
Total	$399,676	$(55,578)	$—	$344,098
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities[b]
Bank of America	$(55,578)	$55,578	$—	$—

a  Net amount represents the net receivable from the counterparty in the event of default.

b  Net amount represents the net payable to the counterparty in the event of default.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Income Tax Information

As of June 30, 2015, the federal tax cost and net unrealized appreciation and depreciation at value of securities were as follows:

Cost for federal income tax purposes	$989,167,755
Gross unrealized appreciation	$50,423,588
Gross unrealized depreciation	(5,279,290)
Net unrealized appreciation	$45,144,298

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2015 and the year ended December 31, 2014, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 9, 2014, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2015, through the fiscal year ended December 31, 2015.

During the six months ended June 30, 2015 and the year ended December 31, 2014, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into a $315,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street). The Fund pays a monthly financing charge which is calculated based on the used portion of the credit agreement and a LIBOR-based rate. The Fund also pays a fee of 0.20% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day evergreen provision whereby State Street may terminate this agreement upon 360 days' notice, but the Fund may terminate on 30 days' notice to State Street. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2015, the Fund had outstanding borrowings of $315,000,000. During the six months ended June 30, 2015, the Fund borrowed an average daily balance of $315,000,000 at a weighted average borrowing cost of 1.0%.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Limited Duration Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 23, 2015. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
George Grossman	22,326,948.873	107,962.854
Robert H. Steers	22,323,783.314	111,128.413
C. Edward Ward, Jr.	22,313,260.021	121,651.706

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2015) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (7/27/12)	One Year	Since Inception (7/27/12)
4.01%	10.98%	–1.13%	5.27%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a revolving credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 9, 2015 and at a meeting held in person on June 16, 2015, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2016 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the Investment Advisor) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also considered a supplemental peer group compiled by the Investment Advisor when evaluating the Fund's performance and fees and expenses; the Investment Advisor believes the supplemental peer group is more representative of the Fund's investment strategy. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund represented the Peer Funds' median for the one-year period ended March 31, 2015, ranking in the third quintile. The Fund outperformed its blended benchmark for the one-year period ended March 31, 2015. The Board of Directors further considered the Fund's performance across the one-year period versus a peer group compiled by the Investment Advisor, and noted that the Fund underperformed the median performance of those funds for the one-year period ended March 31, 2015, ranking five out of five. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the period, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other funds and products investing in preferred securities. The Board of Directors determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the actual and contractual management fees at managed asset levels represented the Peer Funds' medians, each ranking in the third quintile, and that the actual management fee at common asset levels was lower than the median of the Peer Funds, ranking in the second quintile. The Board of Directors considered that the Fund's total expense ratio including investment-related expenses at managed asset levels was lower than the median of the Peer Funds, ranking in the second quintile, while the total expense ratio including investment-related expenses at common asset levels was slightly higher (by 0.02%) than the median of the Peer Funds, ranking in the third quintile. The Board of Directors also noted that the Fund's total expense ratios excluding investment-related expenses were lower than the Peer Funds' medians at managed and common asset levels, ranking in the first and second quintiles, respectively. The Board of Directors further considered the Fund's fees and expenses versus the peer group compiled by the Investment Advisor, and noted that the Fund's actual and contractual management fees at managed asset levels represented the Investment Advisor peer group medians, ranking three out of five for each, while the Fund's actual management fee at common asset levels was lower than the Investment Advisor peer group median, ranking two out of five. The Fund's net expense ratios including investment-related expenses at managed and common asset levels were lower than the Investment Advisor peer group medians, ranking one out of five for each. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

William F. Scapell
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: LDP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

LIMITED DURATION PREFERRED AND INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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LDPSAR

Semiannual Report June 30, 2015

Cohen & Steers Limited Duration Preferred and Income Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date:	September 4, 2015